8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

$0.06
$0.04
$0.02
$0.00
-$0.02
-$0.04

ServiceMaster

Change in Earnings Per Share

Improving Internal Revenue Growth

Attractive and Sustainable Economics
Improving Momentum as We Transform

Note:  Comparable basis, excluding unusual items

2000

2001

2002

2003

2004

2000

2001

2002

2003

2004

Revenue Growth 2003-2004

* Returns based on ROI including Goodwill

ARS

Terminix

LandCare

LawnCare

Franchises

American Home
Shield

Cost of Capital = 9%

0%

Attractive and Sustainable Economics
Bulk of Portfolio Generating Strong Returns

AMS